Post Employment Benefits - Summary of Income Statement Charge Included in Operating Profit for Post- employment Benefits (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure of net defined benefit liability (asset) [abstract]
Current service cost	€ 206	€ 233	€ 193
Interest expense on DBO	18	30	44
Expected return on plan assets	(13)	(24)	(40)
Net periodic pension cost	€ 211	€ 239	€ 198